UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2015

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2015, the Board of Directors of H&R Block, Inc. (the “Company”) amended its Amended and Restated Bylaws (the “Bylaws”) to implement “proxy access,” a means for shareholders to include shareholder-nominated director candidates in the Company’s proxy materials for annual meetings of shareholders. Pursuant to these amendments, a new Section 21 has been added to the Bylaws setting forth the proxy access process and certain conforming revisions have been made to the traditional advance notice bylaw provisions in Section 20 of the Bylaws relating to shareholder-nominated director candidates. The proxy access process under the Bylaws will first be available to shareholders in connection with the Company’s 2016 annual meeting of shareholders.

Pursuant to these amendments, a shareholder, or group of not more than twenty shareholders (collectively, an “eligible shareholder”), meeting specified eligibility requirements, may include director nominees in the Company’s proxy materials for annual meetings of its shareholders. In order to be eligible to use these proxy access provisions, an eligible shareholder must, among other requirements:

•	have owned 3% or more of the Company’s outstanding common stock continuously for at least three years;

•
represent that such stock was acquired in the ordinary course of business and not with the intent to change or influence control at the Company and that such eligible shareholder does not presently have such intent;

•
and provide a notice requesting the inclusion of director nominees in the Company’s proxy materials and provide other required information to the Company not less than 90 days nor more than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders.

Additionally, all director nominees submitted through these provisions (“shareholder nominees”) must be independent and meet specified additional criteria, and shareholders will not be entitled to utilize this proxy access right at an annual meeting if the Company receives notice through its traditional advance notice bylaw provisions set forth in Section 20 of the Bylaws that a shareholder intends to nominate a director at such meeting. The maximum number of shareholder nominees that may be included in the proxy statement pursuant to these proxy access provisions may not exceed 20% of the number of directors in office as of the last day a notice for nomination may be timely received. In addition, an eligible shareholder may include a written statement, not to exceed 500 words, in support of the candidacy of the shareholder nominees proposed by the eligible shareholder.

The foregoing proxy access provisions are subject to additional eligibility, procedural and disclosure requirements set forth in Sections 20 and 21 of the Bylaws, and the foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of H&R Block, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: June 18, 2015	By:/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of H&R Block, Inc.